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                                                                     EXHIBIT 4.2





                                 SPECIMEN FORM OF
                             COMMON STOCK CERTIFICATE


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                  NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                    INCORPORATED UNDER THE LAWS OF THE STATE OF
                                      NEVADA

NUMBER                                                                    SHARES
[SEAL]                          RX TECHNOLOGY-SM-                         [SEAL]
                                 HOLDINGS, INC.
                                                           CUSIP NO. 749768 30 0
                AUTHORIZED COMMON STOCK: 50,000,000 SHARES
                                PAR VALUE: $.001

THIS CERTIFIES THAT



Is The Record Holder Of


                            Shares of RX TECHNOLOGY HOLDINGS, INC. Common
Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers

Dated:


/s/ Donald Rex Gay
_________________________________
                        PRESIDENT

                                                          [SEAL]

/s/ [Illegible]
_________________________________
                        SECRETARY


INTERWEST TRANSFER CO. INC.  P.O. BOX 17136/SALT LAKE CITY, UTAH 64117

COUNTERSIGNED & REGISTERED _________________________________________________
                           COUNTERSIGNED Transfer Agent-Authorized Signature

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NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                       UNIF GIFT MIN ACT -    Custodian
TEN ENT - as tenants by the entireties                                  -----------------
JT TEN  - as joint tenants with right of                                (Cust)     (Minor)
          survivorship and not as tenants                               under Uniform Gift to Minors
          in common                                                     Act
                                                                           ------------------
                                                                                 (State)

         Additional abbreviations may also be used though not in the above list.

         For Value Received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

      __________________________________________________________________________
      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
              WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER